EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of Thrust Energy Corp. on Form 10-QSB/A for the quarter ended November 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas E. Mills, Chief Executive Officer, President, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 29, 2007     By /s/ Thomas Mills
                          Thomas E. Mills
                          President & Chief Financial Officer